Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Revenue in Q2 Fiscal 2023
Company raises annual targets for revenue, EPS and Digital Media net new ARR
SAN JOSE, Calif. – June 15, 2023 – Adobe (Nasdaq:ADBE) today reported financial results for its second quarter fiscal year 2023 ended June 2, 2023.
“Adobe achieved record Q2 revenue demonstrating strong demand across Creative Cloud, Document Cloud and Experience Cloud,” said Shantanu Narayen, chair and CEO, Adobe. “Adobe’s ground-breaking innovation positions us to lead the new era of generative AI given our rich datasets, foundation models and ubiquitous product interfaces.”
“Adobe delivered outstanding net new ARR and profitability in Q2, positioning us to raise our annual targets,” said Dan Durn, executive vice president and CFO, Adobe. “Our unique ability to deliver top- and bottom-line growth while investing in groundbreaking innovation sets us up to capitalize on our massive $200+ billion market opportunity.”
Second Quarter Fiscal Year 2023 Financial Highlights
•Adobe achieved revenue of $4.82 billion in its second quarter of fiscal year 2023, which represents 10 percent year-over-year growth or 13 percent in constant currency. Diluted earnings per share was $2.82 on a GAAP basis and $3.91 on a non-GAAP basis.
•GAAP operating income in the second quarter was $1.62 billion and non-GAAP operating income was $2.18 billion. GAAP net income was $1.30 billion and non-GAAP net income was $1.79 billion.
•Cash flows from operations were $2.14 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $15.22 billion.
•Adobe repurchased approximately 2.7 million shares during the quarter.
Second Quarter Fiscal Year 2023 Business Segment Highlights
•Digital Media segment revenue was $3.51 billion, which represents 10 percent year-over-year growth or 14 percent in constant currency. Creative revenue grew to $2.85 billion, representing 9 percent year-over-year growth or 14 percent in constant currency. Document Cloud revenue was $659 million, representing 11 percent year-over-year growth or 14 percent in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $470 million, exiting the quarter with Digital Media ARR of $14.14 billion. Creative ARR grew to $11.64 billion and Document Cloud ARR grew to $2.50 billion.
•Digital Experience segment revenue was $1.22 billion, representing 12 percent year-over-year growth or 14 percent in constant currency. Digital Experience subscription revenue was $1.07 billion, representing 11 percent year-over-year growth or 14 percent in constant currency.

Financial Targets
Adobe is providing third quarter targets and updated fiscal year 2023 targets. These targets factor in current expectations for the macroeconomic environment and summer seasonality.
The following table summarizes Adobe’s third quarter fiscal year 2023 targets:

Total revenue	$4.83 billion to $4.87 billion
Digital Media net new ARR	~$410 million
Digital Media segment revenue	$3.55 billion to $3.57 billion
Digital Experience segment revenue	$1.21 billion to $1.23 billion
Digital Experience subscription revenue	$1.08 billion to $1.10 billion
Tax rate	GAAP: ~21.5%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $2.82 to $2.88	Non-GAAP: $3.95 to $4.00
The following table summarizes Adobe’s updated fiscal year 2023 targets:

Total revenue	$19.25 billion to $19.35 billion
Digital Media net new ARR	~$1.75 billion
Digital Media segment revenue	$14.10 billion to $14.15 billion
Digital Experience segment revenue	$4.85 billion to $4.90 billion
Digital Experience subscription revenue	$4.30 billion to $4.35 billion
Tax rate	GAAP: ~21.5%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $11.15 to $11.25	Non-GAAP: $15.65 to $15.75
1Targets assume share count of ~458 million for third quarter and fiscal year 2023.

Adobe to Host Conference Call
Adobe will webcast its second quarter fiscal year 2023 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
This press release contains forward-looking statements, including those related to business momentum, our market opportunity, market trends, current macroeconomic conditions, fluctuations in foreign currency exchange rates, strategic investments, customer success, revenue, operating margin, seasonality, annualized recurring revenue, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively; failure to develop, acquire, market and offer products and services that meet customer requirements; introduction of new technology; failure to realize the anticipated benefits of past or future acquisitions; information security and privacy; potential interruptions or delays in hosted services provided by us or third parties; risks associated with cyber-attacks; complex sales cycles; failure to effectively manage critical strategic third-party business relationships; changes in accounting principles and tax regulations; fluctuations in subscription renewal rates; risks related to the timing of revenue recognition from our subscription offerings; uncertainty in the financial markets and economic conditions in the countries where we operate; geopolitical and macroeconomic conditions, including the Russia-Ukraine war; and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2022 ended Dec. 2, 2022, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2023.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended June 2, 2023, which Adobe expects to file in late June 2023. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets is provided at the end of this press release and on Adobe’s investor relations website.

About Adobe
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2023 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	June 2, 2023	June 3, 2022	June 2, 2023	June 3, 2022
Revenue:
Subscription	$4,517	$4,070	$8,890	$8,028
Product	130	146	250	291
Services and other	169	170	331	329
Total revenue	4,816	4,386	9,471	8,648

Cost of revenue:
Subscription	436	410	870	803
Product	8	9	16	19
Services and other	128	120	254	229
Total cost of revenue	572	539	1,140	1,051

Gross profit	4,244	3,847	8,331	7,597

Operating expenses:
Research and development	876	738	1,703	1,439
Sales and marketing	1,345	1,247	2,646	2,405
General and administrative	357	291	688	560
Amortization of intangibles	42	42	84	84
Total operating expenses	2,620	2,318	5,121	4,488

Operating income	1,624	1,529	3,210	3,109

Non-operating income (expense):
Interest expense	(26)	(28)	(58)	(56)
Investment gains (losses), net	5	(8)	6	(17)
Other income (expense), net	47	(1)	90	(1)
Total non-operating income (expense), net	26	(37)	38	(74)
Income before income taxes	1,650	1,492	3,248	3,035
Provision for income taxes	355	314	706	591
Net income	$1,295	$1,178	$2,542	$2,444
Basic net income per share	$2.83	$2.50	$5.55	$5.17
Shares used to compute basic net income per share	458	472	458	472
Diluted net income per share	$2.82	$2.49	$5.54	$5.15
Shares used to compute diluted net income per share	459	473	459	474

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	June 2, 2023	December 2, 2022
ASSETS

Current assets:
Cash and cash equivalents	$5,456	$4,236
Short-term investments	1,145	1,860
Trade receivables, net of allowances for doubtful accounts of $17 and $23, respectively	1,685	2,065
Prepaid expenses and other current assets	988	835
Total current assets	9,274	8,996

Property and equipment, net	2,032	1,908
Operating lease right-of-use assets, net	389	407
Goodwill	12,796	12,787
Other intangibles, net	1,258	1,449
Deferred income taxes	964	777
Other assets	1,125	841
Total assets	$27,838	$27,165

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$346	$379
Accrued expenses	1,786	1,790
Debt	—	500
Deferred revenue	5,265	5,297
Income taxes payable	548	75
Operating lease liabilities	74	87
Total current liabilities	8,019	8,128

Long-term liabilities:
Debt	3,631	3,629
Deferred revenue	116	117
Income taxes payable	479	530
Operating lease liabilities	408	417
Other liabilities	347	293
Total liabilities	13,000	13,114

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	10,717	9,868
Retained earnings	30,609	28,319
Accumulated other comprehensive income (loss)	(297)	(293)
Treasury stock, at cost	(26,191)	(23,843)
Total stockholders’ equity	14,838	14,051
Total liabilities and stockholders’ equity	$27,838	$27,165

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	June 2, 2023	June 3, 2022
Cash flows from operating activities:
Net income	$1,295	$1,178
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	220	212
Stock-based compensation	433	352
Unrealized investment (gains) losses, net	(5)	10
Other non-cash adjustments	(102)	88
Changes in deferred revenue	(96)	(143)
Changes in other operating assets and liabilities	394	343
Net cash provided by operating activities	2,139	2,040

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	446	10
Purchases of property and equipment	(121)	(126)
Purchases and sales of long-term investments, intangibles and other assets, net	(3)	(2)
Acquisitions, net of cash acquired	—	(20)
Net cash provided by (used for) investing activities	322	(138)

Cash flows from financing activities:
Repurchases of common stock	(1,000)	(1,200)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(102)	(101)
Other financing activities, net	22	51
Net cash used for financing activities	(1,080)	(1,250)
Effect of exchange rate changes on cash and cash equivalents	3	(26)
Net change in cash and cash equivalents	1,384	626
Cash and cash equivalents at beginning of period	4,072	2,739
Cash and cash equivalents at end of period	$5,456	$3,365

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	June 2, 2023	June 3, 2022	March 3, 2023
Operating income:

GAAP operating income	$1,624	$1,529	$1,586
Stock-based and deferred compensation expense	439	345	417
Amortization of intangibles	95	100	95
Acquisition-related expenses (*)	22	—	33
Non-GAAP operating income	$2,180	$1,974	$2,131

Net income:

GAAP net income	$1,295	$1,178	$1,247
Stock-based and deferred compensation expense	439	345	417
Amortization of intangibles	95	100	95
Acquisition-related expenses (*)	22	—	33
Investment (gains) losses, net	(5)	8	(1)
Income tax adjustments	(52)	(46)	(45)
Non-GAAP net income	$1,794	$1,585	$1,746

Diluted net income per share:

GAAP diluted net income per share	$2.82	$2.49	$2.71
Stock-based and deferred compensation expense	0.96	0.73	0.91
Amortization of intangibles	0.21	0.21	0.21
Acquisition-related expenses (*)	0.05	—	0.07
Investment (gains) losses, net	(0.01)	0.02	—
Income tax adjustments	(0.12)	(0.10)	(0.10)
Non-GAAP diluted net income per share	$3.91	$3.35	$3.80

Shares used in computing diluted net income per share	459	473	460

The following table shows Adobe’s second quarter fiscal year 2023 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Second Quarter Fiscal 2023
Effective income tax rate:

GAAP effective income tax rate	21.5%
Stock-based and deferred compensation expense	(2.4)
Amortization of intangibles	(0.5)
Acquisition-related expenses (*)	(0.1)
Non-GAAP effective income tax rate (**)	18.5%
(*) Includes deal costs and certain professional fees associated with the planned acquisition of Figma
(**) Represents Adobe’s fixed long-term non-GAAP tax rate based on three-year projections and currently available information

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's third quarter fiscal year 2023 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Third Quarter Fiscal 2023
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$2.82	$2.88
Stock-based and deferred compensation expense	1.00	0.99
Amortization of intangibles	0.20	0.20
Acquisition-related expenses (*)	0.05	0.05
Income tax adjustments	(0.12)	(0.12)
Non-GAAP diluted net income per share	$3.95	$4.00

Shares used to compute diluted net income per share	458	458

Third Quarter Fiscal 2023
Effective income tax rate:

GAAP effective income tax rate	21.5%
Stock-based and deferred compensation expense	(2.4)
Amortization of intangibles	(0.5)
Acquisition-related expenses (*)	(0.1)
Non-GAAP effective income tax rate (**)	18.5%
(*) Includes deal costs and certain professional fees associated with the planned acquisition of Figma
(**) Represents Adobe’s fixed long-term projected non-GAAP tax rate based on three-year projections and currently available information

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)
The following tables show Adobe's updated annual fiscal year 2023 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Fiscal Year 2023
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$11.15	$11.25
Stock-based and deferred compensation expense	3.84	3.83
Amortization of intangibles	0.81	0.81
Acquisition-related expenses (*)	0.33	0.33
Income tax adjustments	(0.48)	(0.47)
Non-GAAP diluted net income per share	$15.65	$15.75

Shares used to compute diluted net income per share	458	458

Fiscal Year 2023
Effective income tax rate:

GAAP effective income tax rate	21.5%
Stock-based and deferred compensation expense	(2.3)
Amortization of intangibles	(0.5)
Acquisition-related expenses (*)	(0.2)
Non-GAAP effective income tax rate (**)	18.5%
(*) Includes deal costs and certain professional fees associated with the planned acquisition of Figma
(**) Represents Adobe’s fixed long-term projected non-GAAP tax rate based on three-year projections and currently available information

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.